Item 30. Exhibit (h) i. g. 1. x.

AMENDMENT TO PARTICIPATION AGREEMENT

This Amendment (the “Amendment”) to the Participation Agreement dated June 1, 1998, as amended (the “Agreement”) among T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc., (collectively, the “Fund”), T. Rowe Price Investment Services, Inc. (the “Underwriter”), and Massachusetts Mutual Life Insurance Company (the “Company”), is effective as of August 21, 2025.

WHEREAS, Fund, Underwriter and Company desire to update the listing of accounts, policies and portfolios covered by the Agreement.

NOW, THEREFORE, the parties hereby amend the agreement as follows:

1.	Schedule A is hereby deleted and replaced in its entirety by Schedule A attached hereto.

2.	All other terms of the Agreement shall remain in full force and effect.

3.	This Amendment may be signed in any number of counterparts, including facsimile copies thereof or electronic scan copies thereof delivered by electronic mail, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Signatures located on following page

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

T. ROWE PRICE INVESTMENT SERVICES, INC.		MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ William Presley	By:	/s/ Laura Johnson
Name:	William Presley	Name:	Laura Johnson
Title:	Vice President	Title:	Head of Institutional Insurance

T. ROWE PRICE EQUITY SERIES, INC.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President and Secretary

T. ROWE PRICE FIXED INCOME SERIES, INC.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President and Secretary

T. ROWE PRICE INTERNATIONAL SERIES, INC.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President and Secretary
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SCHEDULE A

ACCOUNTS, POLICIES AND PORTFOLIOS SUBJECT TO THE PARTICIPATION AGREEMENT

Name of Separate Account and Date Established by Board of Directors	Policies Funded by Separate Account	Portfolios Applicable to Policies
Massachusetts Mutual Variable Life Separate Account IX Established August 17, 2020	Strategic Life 20

T. Rowe Price Equity Series, Inc.

• T. Rowe Price Blue Chip Growth Portfolio

• T. Rowe Price All-Cap Opportunities Portfolio

• T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price Fixed Income Series, Inc.

• T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price International Series, Inc.

• T. Rowe Price International Stock Portfolio

Massachusetts Mutual Variable Life Separate Account X Established June 15, 2023	Strategic Life 21

T. Rowe Price Equity Series, Inc.

• T. Rowe Price Blue Chip Growth Portfolio

• T. Rowe Price All-Cap Opportunities Portfolio

• T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price Fixed Income Series, Inc.

• T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price International Series, Inc.

• T. Rowe Price International Stock Portfolio

Massachusetts Mutual Variable Life Separate Account VII Established October 17, 2005	Strategic Life 20B Strategic Life 21B

T. Rowe Price Equity Series, Inc.

• T. Rowe Price Blue Chip Growth Portfolio

• T. Rowe Price All-Cap Opportunities Portfolio

• T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price Fixed Income Series, Inc.

• T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price International Series, Inc.

• T. Rowe Price International Stock Portfolio

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Massachusetts Mutual Variable Life Separate Account I Established July 13, 1988	Strategic GVUL	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price All-Cap Opportunities Portfolio
	Strategic Life 9	T. Rowe Price Equity Series, Inc.
• T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price All-Cap Opportunities Portfolio
	Strategic Life 10	T. Rowe Price Equity Series. Inc. • T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price All-Cap Opportunities Portfolio
	MassMutual Electrum (Strategic Life 18)	T. Rowe Price Fixed Income Series, Inc. • T. Rowe Price Limited-Term Bond Portfolio
	Survivorship Variable Universal Life	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price Blue Chip Growth Portfolio • T. Rowe Price Equity Income Portfolio
	Variable Universal Life	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price Blue Chip Growth Portfolio • T. Rowe Price Equity Income Portfolio
	Variable Life Select	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio
	Survivorship Variable Universal Life II	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price Blue Chip Growth Portfolio • T. Rowe Price Equity Income Portfolio
	Variable Life Plus	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio
	VUL II	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price Blue Chip Growth Portfolio • T. Rowe Price Equity Income Portfolio
	VUL Guard	T. Rowe Price Equity Series, Inc. • T. Rowe Price Mid-Cap Growth Portfolio • T. Rowe Price Blue Chip Growth Portfolio • T. Rowe Price Equity Income Portfolio
	Survivorship VUL Guard	T. Rowe Price Equity Series, Inc. • T. Rowe Price Blue Chip Growth Portfolio • T. Rowe Price Equity Income Portfolio
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